UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2016

CLS HOLDINGS USA, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-174705	45-1352286
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1435 Yarmouth Street
Boulder, Colorado	80304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (888) 438-9132

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On March 18, 2016 (the “Closing Date”), CLS Holdings USA, Inc. (“we,” “us,” “our,” “CLS,” or “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Old Main Capital, LLC (“Old Main”), whereby Old Main agreed to purchase an aggregate of up to $500,000 in subscription amount corresponding to an aggregate of up to $555,555 in principal amount of 10% Senior Secured Convertible Promissory Notes (the “Notes”) due, subject to the terms therein, 18 months from the date of the initial issuance. The purchase will occur, at the Company’s option, in up to five tranches, with the first tranche of $200,000 being purchased on the Closing Date; the second tranche of $50,000 being purchased on the first Friday, which is a trading day after the date (the “Filing Date”) that a registration statement (the “Registration Statement”) registering shares of common stock of the Company issuable upon conversion of the Notes and issuable in lieu of the cash payment of principal and interest on the Notes, is filed with the Securities and Exchange Commission (the “SEC”); the third tranche of $50,000 being purchased on the first Friday, which is a trading day at least three (3) trading days after the Company receives initial comments from the SEC on the Registration Statement, or the date that the Company is notified by the SEC that the Registration Statement will not be reviewed;  the fourth tranche of $100,000 being purchased on the first Friday, which is a trading day at least three trading days after of the date that the Registration Statement is declared effective by the SEC (the “SEC Effective Date”); and the fifth Tranche of $100,000 being purchased on the first Friday, which is a trading day after the thirty (30) day anniversary of the SEC Effective Date. Old Main is not required to fund any of the second through fifth tranches if (a) an event of default occurs and is continuing, (b) the Company’s common stock does not remain DWAC eligible and or becomes and remains subject to “DTC chill” or (c) the Company fails to timely file (or obtain extensions and file within the applicable grace period) all reports other than Form 8-K reports required to be filed by the Company under the Securities Exchange Act of 1934 after the Closing Date.

The Notes will bear interest at the rate of 10% per annum. Any overdue accrued and unpaid interest to be paid under the Notes will be subject to a late fee at an interest rate equal to the lesser of 24% per annum or the maximum rate permitted by applicable law. At any time upon 10 days written notice to the holder of the Notes, CLS may prepay any portion of the principal amount of the Notes and any accrued and unpaid interest by paying the principal amount of the Notes and interest multiplied by 130%. At the earlier of the six month anniversary of the Closing Date or the two (2) trading days after the SEC Effective Date, CLS must redeem 1/24th of the face amount of the Notes and any accrued but unpaid interest on a bi-weekly basis. Such amortization payment may be made, at the option of CLS, in cash or, subject to certain conditions, in common stock of CLS pursuant to a conversion rate equal to the lower of (a) $0.80 (the “Fixed Conversion Price”) or (b) 75% of the lowest daily volume weighted average price of the common stock of CLS (the “VWAP”) in the 20 consecutive trading days immediately prior to the applicable conversion date. At any time after the issue date of the Notes, the holder may convert the Notes into shares of common stock of CLS at the holder’s option. The conversion price will be the Fixed Conversion Price. Subject to certain exclusions, if CLS sells or issues its common stock or certain common stock equivalents at an effective price per share that is lower than the Fixed Conversion Price, the conversion price will be reduced to equal to such lower price. In the event of any event of default under any Note, the outstanding principal amount of the Note plus accrued but unpaid interest, liquidated damages and other amounts owing in respect thereof shall become, at the election of the holder, immediately due and payable in cash.

On the Closing Date, CLS issued Old Main a Note in the principal amount of $222,222 with the original issue date of March 18, 2016 in exchange for $200,000 pursuant to the Purchase Agreement, representing the first tranche under the Purchase Agreement.

On the Closing Date, CLS also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) dated March 18, 2016 with Old Main whereby CLS is obligated to file a Registration Statement to register the resale of the shares of its common stock issuable upon conversion of the Notes or repayment of the principal and interest due under the Notes in shares. Pursuant to the Registration Rights Agreement, CLS must (i) file the Registration Statement no later than the 45th calendar day after the Closing Date, (ii) use its reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act of 1933, as amended (the “Securities Act”), as promptly as possible after the filing thereof, but in any event no later than the 90th calendar day following the Closing Date and (iii) use its reasonable efforts to keep such Registration Statement continuously effective under the Securities Act until all of the shares of the Company’s common stock issued or issuable in connection with the conversion or repayment of the Notes and covered by such Registration Statement (i) have been sold, thereunder or pursuant to Rule 144, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144.

On the Closing Date, CLS issued Old Main an 8% Convertible Promissory Note (the “8% Note”) in the principal amount of $200,000 with the original issue date of March 18, 2016 for Old Main’s commitment to enter into an equity line transaction with CLS and prepare all of the related transaction documents. The 8% Note bears interest at the rate of 8% per annum. Any overdue accrued and unpaid interest to be paid under the 8% Note will be subject to a late fee at an interest rate equal to the lesser of 24% per annum or the maximum rate permitted by applicable law. At any time upon 10 days written notice to the holder of the 8% Note, CLS may prepay any portion of the principal amount of the 8% Note and any accrued and unpaid interest by paying the principal amount of the 8% Note and interest multiplied by 130%. At the earlier of the six month anniversary of the Closing Date or two (2) trading days after the SEC Effective Date, CLS must redeem 1/6th of the face amount of the 8% Note and any accrued but unpaid interest on a monthly basis. Such amortization payment may be made, at the option of CLS, in cash or, subject to certain conditions, in common stock of CLS pursuant to a conversion rate equal to the lower of (a) $1.07 (the “8% Note Fixed Conversion Price”) or (b) 75% of the lowest VWAP in the twenty (20) consecutive trading days ending on the trading day that is immediately prior to the applicable conversion date.  Subject to certain exclusions, if CLS sells or issues its common stock or certain common stock equivalents at an effective price per share that is lower than the 8% Note Fixed Conversion Price, the conversion price will be reduced to equal to such lower price. In the event of any event of default under any Note, the outstanding principal amount of the Note plus accrued but unpaid interest, liquidated damages and other amounts owing in respect thereof shall become, at the election of the note holder, immediately due and payable in cash.

Item 2.03                     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item.

Item 3.02                      Unregistered Sales of Equity Securities

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item.

Old Main is an accredited investor (as that term is defined in Regulation D of the Securities Act), and in issuing the above securities to Old Main, we relied on and intend to rely on the exemption from the registration requirements of the Securities Act provided by Rule 506 of Regulation D promulgated thereunder and/or Section 4(a)(2) of the Securities Act.

Item 9.01                      Financial Statements and Exhibits

 (d)           Exhibits.

Exhibit No.	Description of Exhibit

4.1	Promissory Note dated March 18, 2016 in the original principal amount of $222,222 by CLS Holdings USA, Inc. in favor of Old Main Capital, LLC.

4.2	Promissory Note dated March 18, 2016 in the original principal amount of $200,000 by CLS Holdings USA, Inc. in favor of Old Main Capital, LLC.

10.1	Securities Purchase Agreement dated March 18, 2016 by and between CLS Holdings USA, Inc. and Old Main Capital, LLC.

10.2	Registration Rights Agreement dated March 18, 2016 by and between CLS Holdings USA, Inc. and Old Main Capital, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLS HOLDINGS USA, INC.

Date: March 24, 2016	By:	/s/ Jeffrey I. Binder
Jeffrey I. Binder
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

4.1	Promissory Note dated March 18, 2016 in the original principal amount of $222,222 by CLS Holdings USA, Inc. in favor of Old Main Capital, LLC.

4.2	Promissory Note dated March 18, 2016 in the original principal amount of $200,000 by CLS Holdings USA, Inc. in favor of Old Main Capital, LLC.

10.1	Securities Purchase Agreement dated March 18, 2016 by and between CLS Holdings USA, Inc. and Old Main Capital, LLC.

10.2	Registration Rights Agreement dated March 18, 2016 by and between CLS Holdings USA, Inc. and Old Main Capital, LLC.